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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017
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PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.)	001-36007 333-205034-01	46-2519850 80-0941870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 13, 2017, Physicians Realty Trust (the “Trust”) and Physicians Realty L.P., the operating partnership of the Trust, entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of 15,000,000 common shares of beneficial interest of the Trust (the “Common Shares”), which were registered pursuant to the Registration Statement on Form S-3ASR (File No. 333-216214), filed with the Securities and Exchange Commission (the “Commission”) on February 24, 2017 (the “Registration Statement”). The Underwriters exercised their option to purchase additional Common Shares in full, bringing the total number of Common Shares to be issued in the offering to 17,250,000. The offering closed on March 17, 2017. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering was made pursuant to the prospectus supplement, dated March 13, 2017, and the accompanying prospectus, dated February 24, 2017, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement and (ii) a validity opinion with respect to the Common Shares.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement, dated March 13, 2017, among Physicians Realty Trust, Physicians Realty L.P., and Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 17, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: March 17, 2017		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated March 13, 2017, among Physicians Realty Trust, Physicians Realty L.P., and Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)